UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2016

TERRA NITROGEN COMPANY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	033-43007	73-1389684
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2016, the sole stockholder of Terra Nitrogen GP Inc. (“TNGP”), the sole general partner of Terra Nitrogen Company, L.P., appointed Christopher D. Bohn, Senior Vice President, Manufacturing, of TNGP, as a director of TNGP to succeed W. Anthony Will as a director of TNGP, effective February 5, 2016.  Also on February 5, 2016, Douglas C. Barnard, Senior Vice President, General Counsel, and Secretary of TNGP, was appointed to succeed Mr. Will as Chairman of the Board of TNGP.  Mr. Will will remain President and Chief Executive Officer of TNGP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA NITROGEN COMPANY, L.P.
By: Terra Nitrogen GP Inc.
Its: General Partner

By: /s/ Douglas C. Barnard
Name:	Douglas C. Barnard
Title:	Chairman of the Board, Senior Vice President, General Counsel, and Secretary

Date: February 10, 2016